UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2010

CEDAR CREEK MINES LTD.
(Exact name of registrant as specified in its charter)

Commission File Number 333-160552

Delaware	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4170 Still Creek Drive, Suite 200
Burnaby, BC, Canada  V5C 6C6
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  604-320-7877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant

On January 19, 2010, Cedar Creek Mines Ltd. (the “Company”) was notified that the audit practice of Kempisty & Company Certified Public Accountants, P.C., the Company’s independent registered public accounting firm (“K&Co”), was combined with MaloneBailey,LLP (“MB”) effective as of January 1, 2010.  On January 19, 2010, K&Co resigned as the independent registered public accounting firm of the Company and, with the approval of the Audit Committee of the Company’s Board of Directors, MB was engaged as the Company’s independent registered public accounting firm.

K&Co performed audit of the Company’s consolidated financial statements for the fiscal year ended May 31, 2009.  K&Co’s report did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended May 31, 2009 and May 31, 2008 and the subsequent interim period up through the January 19, 2010, there were no (i) disagreements between the Company and K&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused K&Co to make reference to the subject matter of such disagreements in connection with its report, or (ii) “reportable events,” as described in Item 304(a)(1)(v) of Regulation S-K.

On January 19, 2010, the Company furnished K&Co with a copy of this report prior to filing with the Securities and Exchange Commission (“SEC”) and requested that K&Co furnish it with a letter addressed to the SEC stating whether or not it agreed with the statements made by the Company in this report insofar as they relate to K&Co’s audit services and engagement as the Company’s independent registered public accounting firm.  K& Co has furnished a letter addressed to the SEC dated January19, 2010, a copy of which is attached hereto as Exhibit 16.

As noted above, on January 19, 2010, the Company engaged the services of MB as the independent registered public accounting firm of the Company.  During the fiscal years ended May 31, 2009 and 2008 and from May 31, 2009 through the engagement of MB as the Company’s independent registered public accounting firm, neither the Company nor anyone on its behalf consulted MB with respect to any accounting or auditing issues involving the Company.  In particular, there was no discussion with the Company regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the financial statements, or any matter that was either the subject of a disagreement, as described in Item 304 of Regulation S-K, with K&Co, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Responsive letter from Kempisty & Company, dated January 19, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2010
CEDAR CREEK MINES LTD.

By:	/s/ Guy Brusciano
Name:	Guy Brusciano
Title:	President and Director

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